Taxes on Income (Details) - Schedule of deferred tax liabilities and assets - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Schedule of deferred tax liabilities and assets [Abstract]
Net operating loss carry forward	[1]	$ 7,343	$ 7,658
Net capital loss carry forward	[1]	5,427	5,427
Allowances and provisions		149	129
Intangible assets, net		(9)	(393)
Deferred tax assets, gross		12,910	12,821
Valuation allowance	[2]	(12,910)	(12,821)
Net deferred tax Liability

[1]	See Note 17b.
[2]	In the years 2020 and 2019, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2020 was due to an increase of net capital loss carry forward.